Exhibit 10.2

GUARANTEE AGREEMENT

担保协议

THIS GUARANTEE AGREEMENT is entered into on 2 January, 2025 by and between:

本担保协议由以下各方于2025年1月2日签订：

1)	Mr. XIAOFENG PENG with an address at 4741 Urbani Avenue, McClellan Park, California 95652 (“Guarantor”); and

彭小峰，住址位于4741 Urbani Avenue, McClellan Park, California 95652，（以下简称“担保人”）

2)	Sinsin Europe Solar Asset Limited Partnership, a Cayman Islands corporation with registered address at Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands (hereinafter “Sinsin Europe”) and Sin Sin Solar Capital Limited Partnership, a Cayman Islands corporation with registered address at Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands (hereinafter “Sinsin Solar Capital” and collectively with Sinsin Europe, “SINSIN”)

Sinsin Europe Solar Asset Limited Partnership, 一家注册地址位于Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands的公司，（以下简称“Sinsin Europe”），以及Sin Sin Solar Capital Limited Partnership, 一家注册地址位于Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands的公司（以下简称“Sinsin Solar Capital” ，与Sinsin Europe合称为“SINSIN”）

RECITALS

前言

WHEREAS, by virtue of a share sale and purchase agreement dated 6 September 2014 (the “SPA”) entered into between, on the one hand, SINSIN and on the other hand, by SPI Energy Co., Ltd, a Cayman Islands corporation with registered address at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands whose principal executive office is located at 4803 Urbani Ave, McClellan Park, CA,95652 (hereinafter “SPI Energy”) and SPI China (HK) Limited, a Hong Kong corporation with registered address at Floor 11, No.1128, 52 Hung To Road, Kwun Tong, Kowloon, Hong Kong, whose principal executive office is located at Floor 11, No.1128, 52 Hung To Road, Kwun Tong, Kowloon, Hong Kong (hereinafter “SPI HK” and collectively with SPI Energy shall be referred to as “SPI”), SINSIN sold to SPI the shares of certain companies which own, directly and/or indirectly, a number of operating photovoltaic parks in Greece having a total power output of 26.57 MW.

鉴于，根据2014年9月6日签订的一份股份出售与购买协议（以下简称“SPA”），一方由SINSIN签署，另一方由注册地址位于PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands以及其主要行政办公室位于4803 Urbani Ave, McClellan Park, CA,95652的开曼公司SPI Energy Co., Ltd （以下简称“SPI Energy”）以及注册地址和主要行政办公室位于Floor 11, No.1128, 52 Hung To Road, Kwun Tong, Kowloon, Hong Kong的香港公司SPI China (HK) Limited联合签署（以下简称“SPI HK”，与SPI Energy合称为“SPI”），SINSIN将持有的公司股份出售给SPI，这些公司直接和/或间接拥有希腊的多个运营光伏发电场，总发电量为26.57兆瓦。

WHEREAS, after the execution of the SPA, a dispute occurred between SPI and SINSIN in connection with various terms of the SPA in the course of which the arbitration and court proceedings in Malta, Greece and the United States of America took place (the “Dispute”);

鉴于，在SPA签署后，SPI和SINSIN在SPA的各种条款方面发生了争议，在此期间在马耳他、希腊和美国发生了仲裁和法庭诉讼（以下简称“争议”）；

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WHEREAS, for the purposes of avoiding further legal expenses and for compromising and settling all disputes between the parties, SINSIN and SPI entered into a Settlement Agreement dated 2 January, 2025 (hereinafter the “Settlement Agreement”), pursuant to which SPI has agreed to, inter alia, certain repayment terms respecting the Settlement Amount; any reference to capitalized terms in this Guarantee shall be construed as referencing the definitions of those terms as set forth in the Settlement Agreement, unless expressly stated otherwise in this Guarantee.

鉴于，为了避免进一步的法律费用，并为解决各方之间的所有争议，SINSIN和SPI签署了一份日期为2025年1月2日的和解协议（以下简称“和解协议”），根据该协议，SPI已同意与和解金额相关的某些还款条款等；在本担保协议中任何大写字母表示的术语均应被解释为指代和解协议中所定义的那些术语，除非本担保协议中另有明确规定；

WHEREAS, this GUARANTEE AGREEMENT (this “Guarantee”) is entered into pursuant to, and is given as an inducement for SINSIN agreeing to the terms of, the Settlement Agreement.

鉴于，本担保协议（以下简称“担保协议）是根据和解协议的约定，为促使SINSIN同意和解协议的条款而签署。

NOW THEREFORE THE GUARANTOR AND SINSIN AGREE THAT:

因此，担保人和SINSIN同意：

1.	The Guarantor provides joint and several guarantee for SPI’s performance of its obligations under the Settlement Agreement.

担保人为SPI履行和解协议项下约定的义务提供连带责任保证。

2.	The scope of the guarantee provided by the Guarantor covers, without limitation, all debts and obligations under the Settlement Agreement, as well as all legal fees and expenses incurred by SINSIN in realizing its rights and entitlements under the Settlement Agreement and this Guarantee (“Guaranteed Obligation”)

担保人提供保证的范围包括但不限于和解协议项下的全部债务，以及SINSIN为实现和解协议和本担保协议项下的权益而产生的所有法律费用和支出（下称“被担保债务”）。

3.	If SPI fails to make any installment on time in accordance with the Settlement Agreement, the Guarantor shall unconditionally make the payment as demanded in the written payment notice from SINSIN and in such manner as requested within five days after its receipt of such notice.

如SPI未能按照和解协议的约定按时支付任何一笔应付款项，担保人应在收到SINSIN书面付款通知之日起五日内，无条件地按照SINSIN要求的方式向SINSIN支付书面付款通知中所要求的款项。

4.	The period of the guarantee liability undertaken by the Guarantor (“Guarantee Period”) shall be three years from the expiry date of the time limit of the performance of SPI’s obligations under the Settlement Agreement. For the avoidance of doubt, where the Settlement Agreement has provided that SPI can pay the Settlement Amount by instalments, the Guarantee Period for each installment shall be calculated from the expiry date of the time limit of the performance of the last installment.

担保人承担保证责任的保证期间（“保证期间”）为：自SPI在和解协议项下的义务履行期限届满之日起三年。为免疑义，和解协议中约定SPI可以分期支付款项的，则对每期款项而言，保证期间均从最后一期债务履行期限届满之日起算。

5.	SINSIN and SPI may agree to amend the Settlement Agreement without obtaining the prior consent of the Guarantor. The Guarantor shall continue to provide guarantee to the amended Settlement Agreement.

SINSIN和SPI协议变更和解协议的内容，无需事先征得担保人的同意。担保人在变更后的保证范围内承担保证责任。

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6.	Any notice, demand or other communication required or permitted to be given or made under this Guarantee will be in writing and will be effectively given and made if:

根据本担保协议所要求或允许的任何通知、要求或其他沟通，应以书面形式进行，如果按照以下情况得到充分执行和履行，将视为有效送达：

(a)	delivered personally;

亲自送达

(b)	sent by prepaid courier service or mail; or

通过预付的快递服务或邮件发送；或者

(c)	sent by email or other similar means of electronic communication, in each case to the applicable address set out below:

通过电子邮件或其他类似的电子通信方式发送，每种情况下均发送至下文所列的适用地址：

(i)	if to SINSIN, to:

Ms. Yaqin MENG & Mr. Dixiang Sun

Suite 716, 10, Market Street, Grand Cayman,

KYI-9006, Cayman Islands

Email: yaqin.meng@spfcapital.com.cn & dixiangsun@163.com

(ii)	if to Guarantor, to:

Mr. Xiaofeng Peng,

4741 Urbani Avenue, McClellan Park,

California 95652,

Email: denton.pen@spigroups.com

7.	This Guarantee shall be executed in three counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts will together constitute one and the same instrument.

本担保协议一式三份，并由每一方签署单独的副本。每个副本均为原件，但所有副本将共同构成一份文件。

8.	This Guarantee is drafted in English and translated into Chinese for ease of reading. In the event of any ambiguity or discrepancy between the Chinese and English versions, the English version shall prevail.

本合同以英文书写并翻译成中文方便阅读。若中文和英文版本存在歧义或矛盾之处，以英文版本为准。

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9.	Any variation of this Guarantee must be in writing and signed by or on behalf of the Parties.

对本担保协议的任何变更必须以书面形式作出并由各方或其代表签署。

10.	This Guarantee and any contractual and non-contractual obligations relating to or arising under or in connection with it shall be governed by and construed exclusively in accordance with the laws of People’s Republic of China.

本担保协议及与之相关或由之产生的任何合同和非合同义务应受中华人民共和国法律的管辖，并依据其解释。

11.	All disputes arising out of or in connection with this Guarantee shall be finally settled by arbitration administered by the Hong Kong International Arbitration Centre (“HKIAC”) under the HKIAC Administered Arbitration Rules in force when the Notice of Arbitration is submitted. The Guarantor and SINSIN agree that (1) any disputes that arise out of this Settlement Agreement must be decided with exceptional urgency; and (2) that the arbitral proceeding be conducted in accordance with HKIAC’s expedited procedures. The arbitration tribunal shall consist of one (1) arbitrator. The sole arbitrator shall be of a nationality other than the nationalities of Greece, China, Malta or United States of America. The arbitration proceedings shall be conducted in English and take place in Hong Kong. The arbitral award shall be final and binding on all Parties.

因本担保协议引起的或与之相关的全部争议应提交香港国际仲裁中心（“HKIAC”），并按照提交仲裁通知时有效的《香港国际仲裁中心仲裁规则》最终解决。担保人和SINSIN同意（1）因本和解协议而产生的任何争议应当被特别紧急地决定；以及（2）仲裁程序应当适用简易程序。仲裁庭由一（1）名仲裁员组成，该独任仲裁员应由除希腊、中国、马耳他和美国之外其他国籍的仲裁员担任。仲裁应当使用英文在香港进行。仲裁裁决应当是终局的，并且对各方均有约束力。

[Signature Page Follows]

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[Signature Page to Guarantee]

IN WITNESS WHEREOF this Guarantee has been duly executed on the day and year first before written.

在此特此证明，本担保协议已于上文所载日期正式签署。

THE GUARANTOR

XIAOFENG PENG

aka Denton Peng aka 彭小峰

SINSIN

Sinsin Europe Solar Asset Limited Partnership

By: ________________________________

Sin Sin Solar Capital Limited Partnership

By: ________________________________

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